Page 21 of 22 pages


                                      EXHIBIT A:
                                      ----------


                              AGREEMENT OF JOINT FILING
                              -------------------------


                    In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them to a Schedule 13D (including subsequent amendments thereto) with respect to the Common Stock of Bogen Communications International, Inc. The joint filing or filings shall be signed by each of the persons named below and shall include a statement that neither such person is making any representations with respect to information included in such filing which has been furnished by another. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of this 30th day of July, 1998.

                                        YORK CAPITAL MANAGEMENT, L.P.


                                        By:   /s/ James G. Dinan
                                             ------------------------------
                                             Dinan Management, L.L.C.,
                                              General Partner
                                             James G. Dinan, Senior
                                              Managing Director


                                        YORK SELECT, L.P.



                                        By:   /s/ James G. Dinan
                                             ------------------------------
                                             Dinan Management, L.L.C.,
                                              General Partner
                                             James G. Dinan, Senior
                                              Managing Director

                                                      Page 22 of 22 pages



                                        YORK INVESTMENT LIMITED



                                        By:   /s/ James G. Dinan
                                             ------------------------------
                                             Dinan Management Corporation,
                                              Sub-Manager
                                             James G. Dinan, President



                                         /s/ James G. Dinan
                                        -----------------------------------
                                        JAMES G. DINAN


                                        THE JAMES G. DINAN FOUNDATION, INC.



                                        By:   /s/ James G. Dinan
                                             ------------------------------
                                             James G. Dinan, President


                                        THE KATHERINE ALEXANDRA DINAN TRUST



                                        By:   /s/ James G. Dinan
                                             ------------------------------
                                             James G. Dinan, Co-Trustee


                                        THE ZACHARY MILLER DINAN TRUST



                                        By:   /s/ James G. Dinan
                                             ------------------------------
                                             James G. Dinan, Co-Trustee